UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION


                   Washington, D.C. 20549



                          FORM 8-K

                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): April 14, 2003


                PARAMCO FINANCIAL GROUP, INC.
            -------------------------------------
   (Exact name of registrant as specified in its charter)






   Delaware                 000-32495                88-0441287
 -------------           ----------------           --------------
(State or other        (Commission File No.)      (I.R.S. Employer
jurisdiction of                                   Identification No.)
incorporation or
organization)




   4610  So.  Ulster Street, Suite  150,  Denver, Colorado 80237
   -------------------------------------------------------------
            (Address of principal executive offices)




   Registrant's telephone number, including area code: (720) 528-7303


                              N/A
                 -----------------------------------
   (Former  name or  former address, if changed since last report)














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Item 7.        FINANCIAL STATEMENTS OR EXHIBITS.

          a.   Financial Statements.

               Not Applicable

          b.   Exhibits.

               4.3  Articles of Designation of Series D
                    Convertible Preferred Stock of Paramco
                    Financial Group, Inc. filed with the
                    Nevada Secretary of State on March 14, 2003.




















































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                         SIGNATURES


           Pursuant  to  the requirements of the  Securities
Exchange Act of 1934, the Registrant had duly caused this report to be signed by the undersigned hereunto duly authorized.

Date:  April 14, 2003           PARAMCO FINANCIAL GROUP, INC.



                       By:  /s/ Douglas G. Gregg
                            -------------------------------------
                            Douglas G. Gregg
                            Chairman  and Chief Executive Officer

















































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